UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  June 12, 2008

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN

1-13923

39-0690900

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2008, the Compensation Committee of the Company’s Board of Directors amended the Company’s supplemental retirement program.  Participation in the Supplemental Retirement Plan (the “Current Plan”) was closed to new participants effective as of June 12.  The Current Plan provided for the automatic participation of executive officers and a basic retirement benefit equal to 50% of final average compensation after 10 years of executive service, but also provided for reduced benefits based on an officer’s attained age at date of hire.  Participants will continue to accrue benefits under the Current Plan.

The Committee also adopted the 2008 Supplemental Retirement Plan (the “2008 Plan”) to provide supplemental retirement benefits in the future.  Unlike the Current Plan, participation, benefit levels, and vesting requirements under the 2008 Plan will be subject, in all cases, to the discretion of the Compensation Committee.  Participants in the Current Plan will not participate in the 2008 Plan.

Both plans are unfunded and provide for the same types of annuity or lump sum benefit payment options.  Each contains forfeiture provisions in the event a participant violates confidentiality or restrictive covenant provisions or incurs a termination of employment for cause, as defined in the plans.

Section 8 – Other Events

Item 8.01.

Other Events

Printing & Writing Investment

On June 12, 2008, the Board of Directors approved a $15 million investment to increase the efficiency of the Printing & Writing segment’s Brokaw, Wisconsin mill.  A news release describing the project is attached to this report as Exhibit 99.1.

Forward Looking Statements

Statements concerning the future operations of the Company constitute forward-looking information and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  While the Company believes that these forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and all such statements involve risk and uncertainties that could cause actual results to differ materially from those contemplated and expressed in this report.  The assumptions, risks, and uncertainties relating to the forward-looking statements in this report include the risks and assumptions described under “Information Concerning Forward-Looking Statements” in Item 7 and in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and from time to time, in the Company’s other filings with the Securities and Exchange Commission.  The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

Supplemental Retirement Plan

Exhibit 10.2

2008 Supplemental Retirement Plan

Exhibit 10.3

Form of Participation Certificate - 2008 Supplemental Retirement Plan

Exhibit 99.1

News release dated June 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  June 12, 2008

By:  SCOTT P. DOESCHER

Scott P. Doescher

Senior Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated June 12, 2008

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

Exhibit 10.1

Supplemental Retirement Plan

Exhibit 10.2

2008 Supplemental Retirement Plan

Exhibit 10.3

Form of Participation Certificate - 2008 Supplemental Retirement Plan

Exhibit 99.1

News release dated June 12, 2008